 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

LZG INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53994	90-1907109
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

135 WEST 41st STREET, SUITE 5-104, NEW YORK, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 310-3978

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 30, 2024, LZG International, Inc. (the “Company”) issued a letter from its Chief Executive Officer to the stockholders of the Company with respect to certain post-closing matters related to the closing of a previously announced merger with Genius Group Limited, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Stockholder Letter dated May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 30, 2024	By:	/s/ Peter B. Ritz
Peter B. Ritz
Chief Executive and Financial Officer
Secretary
Chairman of the Board

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